UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 13, 2017

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) Enstar Group Limited (the "Company") held its 2017 Annual Meeting on June 13, 2017 (the "Annual Meeting").
(b) At the Annual Meeting, the shareholders voted on the following five proposals and cast their votes as described below.

Proposal No. 1: Election of Class II Directors. The individuals listed below were elected to serve a term expiring at the annual general meeting of shareholders in 2020. There were a total of 1,484,928 broker non-votes with respect to each nominee.

Director	For	Against	Abstain
B. Frederick Becker	13,366,467	181,978	2,111
James D. Carey	12,611,099	937,346	2,111
Hitesh R. Patel	13,388,592	159,837	2,127

Proposal No. 2: Advisory vote on the frequency of future advisory votes to approve executive compensation. The proposal to review executive compensation every year received the highest number of votes.

1 Year	2 Years	3 Years	4 Years
12,916,140	931	625,991	7,494
The Company’s Board of Directors has decided that it will include an advisory vote to approve executive compensation in the Company’s proxy materials every year until the next required vote on the frequency of future advisory votes to approve executive compensation.

Proposal No. 3: Advisory vote to approve executive compensation. This proposal was approved. There were a total of 1,484,928 broker non-votes on this proposal.

For	Against	Abstain
12,244,662	1,296,174	9,720

Proposal No. 4: Ratification of the selection of KPMG Audit Limited to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 and authorization of the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm. This proposal was approved. There were no broker non-votes on this proposal.

For	Against	Abstain
14,993,696	34,474	7,314

5. Proposal No. 5: Election of subsidiary directors identified in Proposal No. 5 of the Company’s Proxy Statement. The Company’s Board of Directors will cause its corporate representative or proxy to vote the shares it holds in its subsidiaries in the same proportion as the votes received at this Annual Meeting. There were a total of 1,484,928 broker non-votes on this proposal. Certain of the subsidiary directors listed below received a de minimis number of votes against and/or abstentions that were submitted on an individual basis and which did not affect the outcome of the election of any subsidiary director.

For	Against	Abstain
13,519,992	21,133	9,431

5.1 AG Australia Holdings Limited
Nominees:
Sandra O'Sullivan
Nicholas Hall
Brett Henry

5.2 Alopuc Limited
Nominees:
Richard Harries
James Lee
Brendan Merriman

5.3 Alpha Insurance SA
Nominees:
Serge Wibaut
Marie-Claire Pletinckx
C. Paul Thomas
Kieran Hayes
Rutger Janssens
Kim Torbeyns
David Atkins

5.4 Arden Reinsurance Company Ltd.
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.5 Arena SA
Nominees:
Timothy Fillingham
Richard Etridge
Eddy VanderBosch

5.6 Atrium Risk Management Services (British Columbia) Ltd.
Nominees:
Richard Harries
James Lee
Brendan Merriman
Lee Greenway
Peter Hargrave

5.7 Atrium Risk Management Services

(Washington) Limited
Nominees:
Richard Harries
James Lee
Brendan Merriman
Lee Greenway
Peter Hargrave

5.8 B.H. Acquisition Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Guy Bowker

5.9. Belmont Run-Off Limited
Nominees:
David Atkins
Derek Reid
C. Paul Thomas

5.10 Bosworth Run-off Limited
Nominees:
C. Paul Thomas
Alan Turner

5.11 Brake Systems, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.12 Brampton Insurance Company Limited
Nominees:
Patrick Cogavin
Max Lewis
C. Paul Thomas
Alan Turner
Steven Western

5.13 Brittany Insurance Company Ltd.
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.14 BWDAC, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.15 Castlewood Limited
Nominees:
Guy Bowker
Duncan Scott
Elizabeth DaSilva

5.16 Cavell Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.17 Cavello Bay Holdings Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.18 Cavello Bay Reinsurance Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.19 Chatsworth Limited
Nominees:
Guy Bowker
Mark Smith
David Rocke
Elizabeth DaSilva
Orla Gregory

5.20 Clarendon National Insurance Company
Nominees:
Paul Brockman
John Dore
Anna Hajek
Jennifer Miu
Robert Redpath
Michael Sheehan
Richard Seelinger
Cindy Traczyk

5.21 Comox Holdings Ltd.F

Nominees:
Elizabeth DaSilva
David Rocke
Guy Bowker
Duncan Scott

5.22 Copper Coast Funds ICAV
Nominees:
Orla Gregory
Barry McConville
Patrick O’Sullivan
Kieran Hayes
Keith Haynes
Paul Thomas

5.23 Courtenay Holdings Ltd
Nominees:
Mark Smith
Guy Bowker
David Rocke

5.24 CP Product, LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.25 Cranmore (Asia) Limited
Nominees:
Duncan Scott
Guy Bowker
Elizabeth DaSilva
David Rocke

5.26 Cranmore (Asia) Pte Limited
Nominees:
Sandra O’Sullivan
Steve Norrington

5.27 Cranmore (Bermuda) Limited
Nominees:
Guy Bowker
Duncan Scott
David Rocke
Elizabeth DaSilva

5.28 Cranmore (UK) Limited
Nominees:
Desmont Allen
Philip Cooper
David Ellis
Adam Grange
Shaun Holden
Steve Norrington
C. Paul Thomas

David Atkins

5.29 Cranmore (US) Inc.
Nominees:
Paul Brockman
Chase Young
Steve Norrington

5.30 Cranmore Australia Pty Limited
Nominees:
Steve Norrington
Sandra O'Sullivan
Nicholas Hall

5.31 Cranmore Insurance and Reinsurance Management Services Europe Ltd
Nominees:
Kieran Hayes
Jason Shortt
David Ellis
Steve Norrington

5.32 Cumberland Holdings Ltd.
Nominees:
Guy Bowker
Mark Smith
David Rocke
Paul O'Shea

5.33 Dana Atlantic LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.34 Dana Companies LLC
Nominees:
Paul Brockman
Edward Houff
Jennifer Miu
Robert Redpath
Joseph A. Stancati
Vicki L. Stringham

5.35 DLCM NO. 1
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.36 DLCM NO. 2
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.37 DLCM NO. 3
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.38 East Point Reinsurance Company of Hong Kong Limited
Nominees:
Sandra O’Sullivan
Siobhan Hextall
Nicholas Hall

5.39Echlin-Ponce, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.40 EFMG LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.41 Enstar (EU) Finance Limited
Nominees:
Shaun Holden
C. Paul Thomas
Siobhan Hextall
Derek Reid

5.42 Enstar (EU) Holdings Limited
Nominees:
David Grisley
David Hackett
Shaun Holden
C. Paul Thomas
Siobhan Hextall

5.43 Enstar (EU) Limited
Nominees:
David Atkins
David Hackett
Shaun Holden
Michael Lynagh
Derek Reid
C. Paul Thomas

5.44 Enstar Asia Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.45 Enstar (US) Inc.
Nominees:
Paul Brockman
Norman Brown
Jennifer Miu
Steve Norrington
Robert Redpath
Richard Seelinger
5.46 Enstar Acquisitions Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.47 Enstar Asia Pacific Pty Ltd
Nominees:
Sandra O’Sullivan

5.48 Enstar Australia Holdings Pty Limited
Nominees:
Mark Smith
Gary Potts
Demian Smith
Bruce Bollom
David Atkins

5.49 Enstar Australia Limited
Nominees:
Sandra O'Sullivan
Nicholas Hall
Brett Henry

5.50 Enstar Financial Services, Inc.
Nominees:
Paul Brockman
Jennifer Miu

5.51 Enstar Financing Ltd.
Nominees:
Mark Smith
Guy Bowker
Duncan Scott
Elizabeth DaSilva

5.52 Enstar Holdings (US) Inc.
Nominees:
Paul Brockman
Norman Brown
Jennifer Miu
Steve Norrington
Richard Seelinger

5.53 Enstar Insurance Management Services Ireland Limited

Nominees:
Kieran Hayes
Orla Gregory

5.54 Enstar Investment Management Ltd.
Nominees:
Guy Bowker
Nazar Alobaidat
Orla Gregory

5.55 Enstar Life (US), Inc.
Nominees:
Kieran Hayes

5.56 Enstar Limited
Nominees:
Paul O'Shea
Mark Smith
Elizabeth DaSilva
David Rocke
Orla Gregory
Guy Bowker

5.57 Enstar USA, Inc.
Nominees:
Paul Brockman
Jennifer Miu

5.58 EPE, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.59 ERS LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.60 Fitzwilliam Insurance Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Guy Bowker
Duncan Scott

5.61 Flatts Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.62 Flight Operations, Inc.
Nominees:

Joseph A. Stancati
Vicki L. Stringham

5.63 Friction, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.64 Friction Material, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.65 Glacier Vandervell LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.66 Gordian Runoff Limited
Nominees:
Gary Potts
Demian Smith
Bruce Bollom
David Atkins

5.67 Goshawk Dedicated Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.68 Goshawk Holdings (Bermuda) Limited
Nominees:
Guy Bowker
Duncan Scott
Orla Gregory
David Rocke

5.69 Goshawk Insurance Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.70 Guillamene Holdings Limited
Nominees:
Kieran Hayes
Orla Gregory
Keith Haynes

5.71 Harper Holding SARL
Nominees:
David Rocke
John Cassin

Nicholas Packer

5.72 Harper Insurance Limited
Nominees:
Michael Handler
Andreas Iselin
Florian Von Meiss
Stefan Wehrenberg
Mark Smith
Alan Turner
Richard Etridge

5.73 Hillcot Holdings Ltd.
Nominees:
Guy Bowker
Elizabeth DaSilva
David Rocke
Duncan Scott

5.74 Hong Kong Reinsurance Company Limited
Nominees:
Sandra O’Sullivan
Siobhan Hextall
Nicholas Hall

5.75 Hose and Tubing Products, LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.76 Inter-Ocean Reinsurance (Ireland) Limited
Nominees:
Orla Gregory
Kevin O'Connor

5.77 Inter-Ocean Reinsurance Company Ltd
Nominees:
Paul O'Shea
Mark Smith
Orla Gregory
Guy Bowker
Duncan Scott

5.78 Kenmare Holdings Ltd.
Nominees:
Guy Bowker
Mark Smith
David Rocke
Dominic Silvester
Paul O'Shea
Nicholas Packer

5.79 Kinsale Brokers Limited

Nominees:
Shaun Holden
C. Paul Thomas
David Atkins

5.80 Knapton Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.81 Knapton Insurance Limited
Nominees:
C. Paul Thomas
Alan Turner
Jeremy Riley

5.82 Laguna Life (UK) Limited
Nominees:
Kieran Hayes
C. Paul Thomas
Siobhan Hextall

5.83 Laguna Life Holdings Limited
Nominees:
Guy Bowker
Mark Smith
David Rocke
Paul O'Shea

5.84 Laguna Life Holdings SARL
Nominees:
David Rocke
John Cassin
Nicholas Packer

5.85 Laguna Life DAC
Nominees:
Kieran Hayes
Orla Gregory
C. Paul Thomas
David Allen
Alastair Nicoll

5.86 Lipe Corporation
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.87 Malakite Underwriting Partners Limited
Nominees:
Simon Schnorr
Tim Fillingham
Giles Hussey

5.88 Marlon Insurance Company Limited
Nominees:
Patrick Cogavin
Gary Griffiths
C. Paul Thomas
Alan Turner
Steven Western

5.89 Mercantile Indemnity Company Limited
Nominees:
C. Paul Thomas
Alan Turner
Steven Western

5.90 Midland Brake, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.91 North Bay Holdings Limited
Nominees:
Paul O'Shea
Orla Gregory
Mark Smith
James Carey
Darran Baird

5.92 Northshore Holdings Limited
Nominees:
Mark Smith
Paul O'Shea
Darran Baird
James Carey
Orla Gregory

5.93 Overseas Reinsurance Corporation Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.94 Paget Holdings GmbH Limited
Nominees:
David Rocke
Duncan Scott
Elizabeth DaSilva

5.95 Paladin Managed Care Services, Inc.
Nominees:
Paul Brockman

Jeffrey D. Miller
Richard Seelinger
Steve Norrington

5.96 Pavonia Life Insurance Company of New York
Nominees:
Paul Brockman
Kieran Hayes
John Dore
Jeanne Mitchell
Daniel O'Brien
Robert Redpath
Philip Toohey

5.97 Pavonia Holdings (US), Inc.
Nominees:
Paul Brockman
Kieran Hayes
Robert Redpath

5.98 Pavonia Life Insurance Company of Michigan
Nominees:
Paul Brockman
Kieran Hayes
Jeanne Mitchell
Tina Flint
Robert Redpath
Kristan Van Der Meer

5.99 Point Bay Insurance Limited
Nominees:
C. Paul Thomas
Phillip McDonald
Derek Patience

5.100 PointSure Insurance Services, Inc.
Nominees:
Paul Brockman
Richard Seelinger
Steve Norrington

5.101 Prattville Mfg., Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.102 Providence Washington Insurance Company
Nominees:
Paul Brockman
Jennifer Miu
Teresa Reali

Robert Redpath
Richard Seelinger

5.103 Regis Agencies Limited
Nominees:
C. Paul Thomas
Siobhan Hextall

5.104 Revir Limited
Nominees:
Guy Bowker
Elizabeth DaSilva
David Rocke
Duncan Scott

5.105 River Thames Insurance Company Limited
Nominees:
Patrick Cogavin
Max Lewis
C. Paul Thomas
Alan Turner
Steve Western

5.106 Reinz Wisconsin Gasket LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.107 Rombalds Run-Off Limited
Nominees:
Derek Reid
C. Paul Thomas
Max Lewis
Gary Griffiths
Steve Western

5.108 Royston Holdings Limited
Nominees:
Guy Bowker
David Rocke
Duncan Scott

5.109 Royston Run-off Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.110 SGL No 1 Limited
Nominees:
Richard Phinn
Mark Smith
James Lee

Brendan Merriman
Richard Phinn

5.111 SGL No 3 Limited
Nominees:
Richard Phinn

5.112 Shelbourne Group Limited
Nominees:
Richard Phinn
Darren Truman

5.113 Shelbourne Syndicate Services Limited
Nominees:
Richard Phinn
Darren Truman

5.114 StarStone Corporate Capital Limited
Nominees:
Mick Summersgill
Alex Cliff

5.115 StarStone Corporate Capital 1 Limited
Nominees:
David Message
Alex Cliff
Demian Smith

5.116 StarStone Corporate Capital 2 Limited
Nominees:
David Message
Alex Cliff
Demian Smith

5.117 StarStone Corporate Capital 4 Limited
Nominees:
Alex Cliff
Demian Smith

5.118 StarStone Corporate Capital 5 Limited
Nominees:
Alex Cliff
Demian Smith

5.119 StarStone Finance Limited
Nominees:
Mick Summersgill
Alex Cliff
David Message

5.120 StarStone Insurance Bermuda Limited
Nominees:
Paul O'Shea
Mark Smith

Orla Gregory
Kathleen Barker
Duncan Scott

5.121 StarStone Insurance Europe AG
Nominees:
Michael Handler
Donat Marxer
Mick Summersgill

5.122 StarStone Insurance SE
Nominees:
Timothy Fillingham
Michael Handler
David Message
Demian Smith
Alex Cliff
Mick Summersgill
Ian Poynton
John Wardrop
Mark Smith

5.123 StarStone Insurance Services Limited
Nominees:
Timothy Fillingham
Alex Cliff
Bent Isachsen
Mick Summersgill

5.124 StarStone National Insurance Company
Nominees:
Kathleen Barker
Paul Brockman
Norman Brown
Robert Redpath
Richard Seelinger
John Shettle
R. Lincoln Trimble

5.125 StarStone Specialty Holdings Limited
Nominees:
Paul O'Shea
Mark Smith
Darran Baird
James Carey
Walker Rainey
John Shettle
Orla Gregory
Norman Brown
Kathleen Barker
Demian Smith
David Message
Nicholas Packer

5.126 StarStone Specialty Insurance Company
Nominees:
Kathleen Barker
Paul Brockman
Norman Brown
Richard Seelinger
Robert Redpath
John Shettle
R. Lincoln Trimble

5.127 StarStone Underwriting Australia Pty Ltd.
Nominees:
Robin Barham
Sandra O’Sullivan
Udo Pickartz

5.128 StarStone Underwriting Limited
Nominees:
Alex Cliff
Nigel Barton
Rachel Delhaise
Demian Smith
John Wardrop
Ewen Gilmour
Tim Fillingham
David Message
Richard Grainger
Darren Truman
Richard Phinn

5.129 StarStone US Holdings Inc.
Nominees:
Norman Brown
John Shettle

5.130 StarStone US Intermediaries Inc.
Nominees:
Norman Brown
John Shettle
R. Lincoln Trimble

5.131 StarStone US Services, Inc.
Nominees:
Norman Brown
John Shettle
R. Lincoln Trimble

5.132 Sussex Holdings, Inc.
Nominees:
Paul Brockman
Jennifer Miu
Robert Redpath

5.133 Sussex Insurance Company

Nominees:
Paul Brockman
John Dore
Anna Hajek
Jennifer Miu
Teresa Reali
Robert Redpath
Richard Seelinger
Michael Sheehan
Cindy Traczyk

5.134 Torque-Traction Manufacturing Technologies LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.135 Torus Bermuda Intermediaries Ltd.
Nominees:
Elizabeth DaSilva
Duncan Scott
Guy Bowker

5.136 Torus Bermuda Services Limited
Nominees:
Elizabeth DaSilva
Duncan Scott
Guy Bowker

5.137 Torus Specialty Insurance Company Escritorio de Representacao no Brasil Ltda
Nominees:
Oscar Lolato

5.138 Unionamerica Acquisition Company Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.139 Unionamerica Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.140 Unionamerica Insurance Company Limited
Nominees:
Jeremy Riley
Ann Slade
C. Paul Thomas
Alan Turner

5.141 United Brake Systems, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.142 Vander Haeghen & Co SA
Nominees:
Roger VanderHaeghen
Bertrand VanderHaeghen
Frederic de Haan
Marc Gilis
Kim Torbeyns
Richard Etridge
Timothy Fillingham

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

Date: June 19, 2017	By:	/s/ Mark W. Smith
Mark W. Smith
Chief Financial Officer